Exhibit 99.1 NASDAQ: DGICA/DGICB Third Quarter 2020 Investor Presentation October 28, 2020Exhibit 99.1 NASDAQ: DGICA/DGICB Third Quarter 2020 Investor Presentation October 28, 2020

Safe Harbor The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the ability of the Company’s insurance subsidiaries to attract new business, retain existing business and collect balances due to them as a result of the prolonged economic challenges resulting from the COVID-19 pandemic and related business shutdown, adverse and catastrophic weather events, the Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company’s insurance subsidiaries operate, interest rates, competition from various insurance and other financial businesses, acts of terrorism, the availability and cost of reinsurance, legal and judicial developments including those related to COVID-19 business interruption coverage and exclusions, changes in regulatory requirements and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Reconciliations of non-GAAP data are included on page 28 of this presentation. www.DonegalGroup.com 2Safe Harbor The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the ability of the Company’s insurance subsidiaries to attract new business, retain existing business and collect balances due to them as a result of the prolonged economic challenges resulting from the COVID-19 pandemic and related business shutdown, adverse and catastrophic weather events, the Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company’s insurance subsidiaries operate, interest rates, competition from various insurance and other financial businesses, acts of terrorism, the availability and cost of reinsurance, legal and judicial developments including those related to COVID-19 business interruption coverage and exclusions, changes in regulatory requirements and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Reconciliations of non-GAAP data are included on page 28 of this presentation. www.DonegalGroup.com 2

Investment Thesis • Well-established regional insurance group with a diverse book of business including both commercial and personal lines • Shift in focus to commercial lines growth and actions to improve personal lines results contributed to recent margin improvement (95.9% combined ratio and 8% book value growth in YTD 2020) • Expanding independent agency relationships to sustain commercial premium growth momentum • DGICA dividend yield of 4.1% as of October 26, 2020 • DGICA trades at 0.86X 9/30/2020 book value (among the lowest in peer group despite performance improvement) www.DonegalGroup.com 3Investment Thesis • Well-established regional insurance group with a diverse book of business including both commercial and personal lines • Shift in focus to commercial lines growth and actions to improve personal lines results contributed to recent margin improvement (95.9% combined ratio and 8% book value growth in YTD 2020) • Expanding independent agency relationships to sustain commercial premium growth momentum • DGICA dividend yield of 4.1% as of October 26, 2020 • DGICA trades at 0.86X 9/30/2020 book value (among the lowest in peer group despite performance improvement) www.DonegalGroup.com 3

Company Overview

Donegal Group Inc. is an insurance holding company offering property and casualty insurance in 20 states.

The Company offers full lines of personal products (~46% of total) and commercial products (~54% of total), including, commercial multi-peril, automobile, homeowners, workers' compensation, and other coverages.



Public stockholders
Donegal Mutual Insurance Company
Donegal Group Inc.
Pooling Agreement
Other insurance subsidiaries
Atlantic States Insurance Company

NASDAQ: DGICA/DGICB			
Corporate Headquarters	Marietta, Pennsylvania		
DGICA Share Description	24.1 million shares outstanding (Voting rights 0.1:1)		
DGICB Share Description	5.6 million shares outstanding (Voting rights 1:1)		
	At 9/30/2020	At 6/30/2020	At 12/31/2019
Cash and Investments	$1.3 billion	$1.3 billion	$1.2 billion
Total Assets	$2.1 billion	$2.1 billion	$1.9 billion
Total Shareholders' Equity	$504.1 million	$487.9 million	$451.0 million
Book Value Per Outstanding Common Share	$16.96	$16.77	$15.67
DGICA Annual Dividend Per Share	$0.60	$0.60	$0.58
Current Figures (DGICA)	At 10/26/2020		
Stock Price	$14.58		
52 Week Range	$11.22 - $16.19		
Price to Book Value	0.86		

DONEGAL GROUP INC.
www.DonegalGroup.com
4

2020 Accomplishments • Substantial improvement in financial results in 2019 and year-to-date 2020 • Continuing growth in our commercial lines segment • Commenced development of new personal lines products for deployment beginning in 2021 • Favorable net development of reserves following strengthening actions in 2018 • Favorable performance of consolidated reinsurance program implemented in 2019 and renewed for 2020 (premium savings exceeded additional losses retained) • Expanded enterprise analytics and product development personnel and capabilities • Building and expanding strong independent agency relationships www.DonegalGroup.com 52020 Accomplishments • Substantial improvement in financial results in 2019 and year-to-date 2020 • Continuing growth in our commercial lines segment • Commenced development of new personal lines products for deployment beginning in 2021 • Favorable net development of reserves following strengthening actions in 2018 • Favorable performance of consolidated reinsurance program implemented in 2019 and renewed for 2020 (premium savings exceeded additional losses retained) • Expanded enterprise analytics and product development personnel and capabilities • Building and expanding strong independent agency relationships www.DonegalGroup.com 5

Balanced Mix of Commercial and Personal Lines Net Premiums Written for First Nine Months of 2020 by Line of Business Personal Auto Homeowners Homeowners Personal lines = 42.8% of NPW Other Personal 15.0% Other Personal 2.7% Renewal Premium Workers' Comp Increases Averaged 2.6% 15.1% Personal Auto 25.1% Commercial Auto Comm Multi-Peril 19.6% Comm Multi-Peril Commercial lines = 57.2% of NPW Workers’ Comp Renewal Premium Other Commercial Other Commercial Commercial Auto Increases Averaged 2.5% 4.3% 18.2% (9.4% for Commercial Auto) www.DonegalGroup.com 6Balanced Mix of Commercial and Personal Lines Net Premiums Written for First Nine Months of 2020 by Line of Business Personal Auto Homeowners Homeowners Personal lines = 42.8% of NPW Other Personal 15.0% Other Personal 2.7% Renewal Premium Workers' Comp Increases Averaged 2.6% 15.1% Personal Auto 25.1% Commercial Auto Comm Multi-Peril 19.6% Comm Multi-Peril Commercial lines = 57.2% of NPW Workers’ Comp Renewal Premium Other Commercial Other Commercial Commercial Auto Increases Averaged 2.5% 4.3% 18.2% (9.4% for Commercial Auto) www.DonegalGroup.com 6

Third Quarter and Nine Months 2020 – Operating Results Solid Organic Growth and Improved Results Profitability in Commercial Lines in Personal Lines Substantial Improvement in Combined Ratio due to Growth Increase Increase in Non-GAAP Emphasis on Commercial in Net Income Operating Income* in Book Value Lines and Lower Claim Frequency Net income of $11.8 million, or Non-GAAP operating income of $9.3 $0.41 per diluted Class A share, million, or $0.32 per diluted Class A Combined ratio of 98.3% for 2020 for 2020 third quarter, compared share, for 2020 third quarter, 2020 third quarter, compared to to $5.2 million or $0.18 per compared to $5.7 million, or $0.20 100.6% for 2019 third quarter Third diluted Class A share, for 2019 per diluted Class A share, for 2019 Quarter Book value per share third quarter third quarter grew to $16.96 at September 30, 2020, Net income of $38.2 million, or Non-GAAP operating income of compared to $15.67 $1.33 per diluted Class A share, $39.2 million, or $1.36 per diluted Combined ratio of 95.9% for first at December 31, 2019 for first nine months of 2020, Class A share, for first nine months nine months of 2020, compared YTD compared to $33.0 million or of 2020, compared to $16.6 million, to 100.7% for first nine months 2020 $1.17 per diluted Class A share, or $0.59 per diluted Class A share, of 2019 for first nine months of 2019 for first nine months of 2019 www.DonegalGroup.com * S ee reconciliation of net income to non-GAAP operating income on slide 28 7Third Quarter and Nine Months 2020 – Operating Results Solid Organic Growth and Improved Results Profitability in Commercial Lines in Personal Lines Substantial Improvement in Combined Ratio due to Growth Increase Increase in Non-GAAP Emphasis on Commercial in Net Income Operating Income* in Book Value Lines and Lower Claim Frequency Net income of $11.8 million, or Non-GAAP operating income of $9.3 $0.41 per diluted Class A share, million, or $0.32 per diluted Class A Combined ratio of 98.3% for 2020 for 2020 third quarter, compared share, for 2020 third quarter, 2020 third quarter, compared to to $5.2 million or $0.18 per compared to $5.7 million, or $0.20 100.6% for 2019 third quarter Third diluted Class A share, for 2019 per diluted Class A share, for 2019 Quarter Book value per share third quarter third quarter grew to $16.96 at September 30, 2020, Net income of $38.2 million, or Non-GAAP operating income of compared to $15.67 $1.33 per diluted Class A share, $39.2 million, or $1.36 per diluted Combined ratio of 95.9% for first at December 31, 2019 for first nine months of 2020, Class A share, for first nine months nine months of 2020, compared YTD compared to $33.0 million or of 2020, compared to $16.6 million, to 100.7% for first nine months 2020 $1.17 per diluted Class A share, or $0.59 per diluted Class A share, of 2019 for first nine months of 2019 for first nine months of 2019 www.DonegalGroup.com * S ee reconciliation of net income to non-GAAP operating income on slide 28 7

Growth in Commercial Lines


Commercial Insurance

97.3% Commercial Lines Statutory Combined Ratio for the First Nine Months of 2020

- ✓ Expand core Donegal products across regions
- ✓ Growth focus on accounts with premiums in $10,000 to $150,000 range
- ✓ Expand appetite within classes and lines already written:
  - — Continued agency development
  - — Modernize products to meet customer needs
  - — Appropriately use reinsurance to support larger risks
- ✓ Disciplined underwriting:
  - — Expand use of data analytics
  - — Large account reviews
  - — Enhance loss control services


100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2012
2013
2014
2015
2016
2017
2018
2019
9M 2020
In-Force Policy Count
Retention Levels

DONEGAL GROUP INC.
www.DonegalGroup.com
8

Strong Capital Position ~ Shareholder Returns Book Value Plus Cumulative Dividends • Rated A (Excellent) by A.M. Best 20.00 – Debt-to-cash/investments of approximately 6.9% 15.00 – Premium-to-surplus of approximately 1.6-to-1 10.00 • Dividend yield of 4.1% for Class A shares based on $14.58 closing price as of 5.00 10/26/2020 - Book Value Dividends Paid www.DonegalGroup.com 9Strong Capital Position ~ Shareholder Returns Book Value Plus Cumulative Dividends • Rated A (Excellent) by A.M. Best 20.00 – Debt-to-cash/investments of approximately 6.9% 15.00 – Premium-to-surplus of approximately 1.6-to-1 10.00 • Dividend yield of 4.1% for Class A shares based on $14.58 closing price as of 5.00 10/26/2020 - Book Value Dividends Paid www.DonegalGroup.com 9

Donegal: Where We’ve Been and Where We’re Going www.DonegalGroup.com 10Donegal: Where We’ve Been and Where We’re Going www.DonegalGroup.com 10

Organic Growth Centered on Relationships with ~2,400 Independent Agencies

Ongoing Objectives

- Achieve top-three ranking within appointed agencies in lines of business we write
- Cultivate relationships with existing agencies to move writings to next premium tier
- Leverage "regional" advantages and maintain personal relationships as agencies grow and consolidate
- Increased engagement with larger national agency aggregators and cluster groups

Continuing Focus on Commercial Lines Growth

- Emphasize expanded commercial lines products and capabilities in current agencies
- Appoint commercial lines-focused agencies to expand distribution in key geographies
- Strengthen relationships with agencies appointed in recent years
- Leverage relationships with aggregators and cluster groups to drive commercial growth

DONEGAL GROUP INC.
www.DonegalGroup.com
11

Organic Growth and Opportunistic Affiliations USD in millions $900 Atlantic States Southern Le Mars* Peninsula Sheboygan* Michigan $800 $753 $744 $729 $682 $700 $629 $579 $600 $533 $496 $500 $454 $392 $400 $363 $300 $200 $100 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 www.DonegalGroup.com * Le M ars and Sheboygan were merged into Atlantic States during 2019 12Organic Growth and Opportunistic Affiliations USD in millions $900 Atlantic States Southern Le Mars* Peninsula Sheboygan* Michigan $800 $753 $744 $729 $682 $700 $629 $579 $600 $533 $496 $500 $454 $392 $400 $363 $300 $200 $100 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 www.DonegalGroup.com * Le M ars and Sheboygan were merged into Atlantic States during 2019 12

Maintain Multi-Faceted Regional Growth Strategy Net premiums written of $753 million for the full year 2019, across 20 states in four operating regions – an increase of 1.2% compared to 2018 M&A transactions 10 since 1988 Acquisition Criteria • Serving attractive geography • Favorable regulatory, legislative and judicial environments • Similar personal/commercial business mix • Premium volume up to $100 million www.DonegalGroup.com 13Maintain Multi-Faceted Regional Growth Strategy Net premiums written of $753 million for the full year 2019, across 20 states in four operating regions – an increase of 1.2% compared to 2018 M&A transactions 10 since 1988 Acquisition Criteria • Serving attractive geography • Favorable regulatory, legislative and judicial environments • Similar personal/commercial business mix • Premium volume up to $100 million www.DonegalGroup.com 13

History of Strategic M&A

History of Contributing Acquisitions					
Company	**Le Mars**	**Peninsula**	**Sheboygan**	**Southern Mutual**	**Michigan**
Year Acquired	2004	2004	2008	2009	2010
Company Type	Mutual	Stock	Mutual	Mutual	Stock
Primary Product Line	Personal	Niche	Personal	Personal	Personal/ Commercial
Geographic Focus	Midwest	Mid-Atlantic	Wisconsin	Georgia / SC	Michigan
Transaction Type	Demutualization	Purchase	Demutualization	Surplus Note	Purchase
Net Premiums Acquired	$20 Million	$34 Million	$8 Million	$11 Million	$27 Million

DONEGAL GROUP INC.
www.DonegalGroup.com
14

Donegal Mutual Acquisition of Mountain States Insurance Group Entering the Southwest – In May 2017, Donegal Mutual completed the merger of Mountain States Mutual Casualty Company with and into Donegal Mutual. Donegal Mutual and its two insurance subsidiaries conduct business as the Mountain States Insurance Group in the Southwestern region. Mountain States Insurance Group. . . New Mexico – is based in Albuquerque, New Mexico; Colorado – offers commercial insurance products in: Texas Utah A Future Growth Opportunity* – The transaction represents a continuation of the acquisition strategy DGI and Donegal Mutual have shared over the past 30 years. – Donegal Mutual currently plans to add Mountain States business to pool beginning in 2021. * DGI was not a party to the merger and receives no current financial benefit and is subject to no risk from the activities of the Mountain States Insurance Group. www.DonegalGroup.com 15Donegal Mutual Acquisition of Mountain States Insurance Group Entering the Southwest – In May 2017, Donegal Mutual completed the merger of Mountain States Mutual Casualty Company with and into Donegal Mutual. Donegal Mutual and its two insurance subsidiaries conduct business as the Mountain States Insurance Group in the Southwestern region. Mountain States Insurance Group. . . New Mexico – is based in Albuquerque, New Mexico; Colorado – offers commercial insurance products in: Texas Utah A Future Growth Opportunity* – The transaction represents a continuation of the acquisition strategy DGI and Donegal Mutual have shared over the past 30 years. – Donegal Mutual currently plans to add Mountain States business to pool beginning in 2021. * DGI was not a party to the merger and receives no current financial benefit and is subject to no risk from the activities of the Mountain States Insurance Group. www.DonegalGroup.com 15

Decades of Community Involvement • Based in Lancaster County, PA • Top-20 Writer of P&C Insurance in PA • Donegal’s community outreach efforts helped nonprofits raise nearly $2 million throughout Central Pennsylvania in 2019. www.DonegalGroup.com 16Decades of Community Involvement • Based in Lancaster County, PA • Top-20 Writer of P&C Insurance in PA • Donegal’s community outreach efforts helped nonprofits raise nearly $2 million throughout Central Pennsylvania in 2019. www.DonegalGroup.com 16

Significant Benefits to Shareholders from Mutual Relationship • Interrelated operations and pooling agreement with Donegal Mutual since inception in 1986 • At December 31, 2019, Donegal Mutual held approximately 43% of our outstanding Class A common stock and approximately 84% of our outstanding Class B common stock. Benefits to Stockholders of DGI ü Shared services provide economies of scale ü Reinsurance structure with Donegal Mutual reduces DGI earnings volatility ü Historically successful seasoning process for acquisitions www.DonegalGroup.com 17Significant Benefits to Shareholders from Mutual Relationship • Interrelated operations and pooling agreement with Donegal Mutual since inception in 1986 • At December 31, 2019, Donegal Mutual held approximately 43% of our outstanding Class A common stock and approximately 84% of our outstanding Class B common stock. Benefits to Stockholders of DGI ü Shared services provide economies of scale ü Reinsurance structure with Donegal Mutual reduces DGI earnings volatility ü Historically successful seasoning process for acquisitions www.DonegalGroup.com 17

Drive Increased Efficiency with Automation Direct Premiums per Employee (USD in 000s) $1,200 • Current infrastructure can support premium $1,100 growth $1,000 • Premiums per employee rising over time due to $900 technology systems $800 • Link employee incentive compensation directly $700 to underwriting performance $600 • Multi-year legacy systems modernization project $500 in progress $400 • Mutual affiliation provides opportunities for operational and expense synergies $300 www.DonegalGroup.com 18Drive Increased Efficiency with Automation Direct Premiums per Employee (USD in 000s) $1,200 • Current infrastructure can support premium $1,100 growth $1,000 • Premiums per employee rising over time due to $900 technology systems $800 • Link employee incentive compensation directly $700 to underwriting performance $600 • Multi-year legacy systems modernization project $500 in progress $400 • Mutual affiliation provides opportunities for operational and expense synergies $300 www.DonegalGroup.com 18

Conservative Investment Strategy $1.2 Billion in Invested Assets • 93.7% of portfolio invested in fixed (at September 30, 2020) maturities – Effective duration = 4 years Corporate Mortgage Backed 32.5% Securities (MBS) – Tax-equivalent yield = 2.7% 22.1% • Emphasis on quality Treasury and • Liquidity managed through laddering Agency 10.0% Short-Term Securities Equity 1.7% 4.6% Taxable and Tax- Exempt Municipals 29.1% www.DonegalGroup.com 19Conservative Investment Strategy $1.2 Billion in Invested Assets • 93.7% of portfolio invested in fixed (at September 30, 2020) maturities – Effective duration = 4 years Corporate Mortgage Backed 32.5% Securities (MBS) – Tax-equivalent yield = 2.7% 22.1% • Emphasis on quality Treasury and • Liquidity managed through laddering Agency 10.0% Short-Term Securities Equity 1.7% 4.6% Taxable and Tax- Exempt Municipals 29.1% www.DonegalGroup.com 19

Valuation vs. Multi-Line Insurers (as of October 26, 2020) 2.5 Price to Book Multiple 2.1 2.0 1.9 1.5 1.4 1.3 1.1 1.1 1.1 1.1 1.0 1.0 1.0 0.9 0.9 0.8 0.7 0.7 0.5 0.0 www.DonegalGroup.com 20Valuation vs. Multi-Line Insurers (as of October 26, 2020) 2.5 Price to Book Multiple 2.1 2.0 1.9 1.5 1.4 1.3 1.1 1.1 1.1 1.1 1.0 1.0 1.0 0.9 0.9 0.8 0.7 0.7 0.5 0.0 www.DonegalGroup.com 20

Investment Conclusions • Diverse book of business of both commercial and personal lines • Room for growth in multiple lines of business and several regional markets • Emphasis on solid underwriting returns driving margin improvement • Strength of brand and solid agency relationships provide competitive advantages • Price-to-book multiple lags peers despite delivering better returns in recent periods www.DonegalGroup.com 21Investment Conclusions • Diverse book of business of both commercial and personal lines • Room for growth in multiple lines of business and several regional markets • Emphasis on solid underwriting returns driving margin improvement • Strength of brand and solid agency relationships provide competitive advantages • Price-to-book multiple lags peers despite delivering better returns in recent periods www.DonegalGroup.com 21

Contact Information Contact Information Donegal Group Inc. 1195 River Road P.O. Box 302 Marietta, PA 17547 Phone: (800) 877-0600 Corporate Website: donegalgroup.com Investor Relations Contact Mr. Jeffrey D. Miller Adam Prior Phone: (800) 877-0600 x7357 (212) 836-9606 investors@donegalgroup.com aprior@equityny.com Transfer Agent Computershare Trust Company, N.A. P.O. Box 505000 Louisville, KY 40233 Phone: 800-317-4445 Corporate Website: computershare.com www.DonegalGroup.com 22Contact Information Contact Information Donegal Group Inc. 1195 River Road P.O. Box 302 Marietta, PA 17547 Phone: (800) 877-0600 Corporate Website: donegalgroup.com Investor Relations Contact Mr. Jeffrey D. Miller Adam Prior Phone: (800) 877-0600 x7357 (212) 836-9606 investors@donegalgroup.com aprior@equityny.com Transfer Agent Computershare Trust Company, N.A. P.O. Box 505000 Louisville, KY 40233 Phone: 800-317-4445 Corporate Website: computershare.com www.DonegalGroup.com 22

Financial Supplement 2020 Third Quarter NASDAQ: DGICA/DGICB www.donegalgroup.com www.DonegalGroup.com 23Financial Supplement 2020 Third Quarter NASDAQ: DGICA/DGICB www.donegalgroup.com www.DonegalGroup.com 23

SUMMARY OF THIRD QUARTER AND NINE MONTH RESULTS Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 % Change 2020 2019 % Change (dollars in thousands, except per share amounts) Income Statement Data Net premiums earned $ 184,926 $ 1 89,821 -2.6% $ 556,552 $ 5 66,658 -1.8% Investment income, net 7 ,403 7,390 0.2 21,952 2 1,728 1.0 2 Net investment gains (losses) 3 ,268 (369) NM (940) 19,294 NM Total revenues 1 96,512 1 98,010 -0.8 5 80,323 6 11,513 -5.1 Net income 11,837 5,186 128.2 38,247 3 2,998 15.9 1 Non-GAAP operating income 9 ,255 5 ,708 62.1 39,151 16,561 136.4 Per Share Data Net income – Class A (diluted) $ 0 .41 $ 0 .18 127.8% $ 1 .33 $ 1.17 13.7% Net income – Class B 0.37 0.16 131.3 1.21 1.06 14.2 Non-GAAP operating income – Class A (diluted) 0 .32 0 .20 60.0 1 .36 0.59 130.5 Non-GAAP operating income – Class B 0.29 0 .18 61.1 1.24 0 .53 134.0 Book value 16.96 1 5.46 9.7 16.96 15.46 9.7 1 The “Definitions of Non-GAAP Financial Measures” section of this presentation defines and reconciles data that the Company prepares on an accounting basis other than U.S. generally accepted accounting principles (“GAAP”). 2 Not meaningful. www.DonegalGroup.com 24SUMMARY OF THIRD QUARTER AND NINE MONTH RESULTS Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 % Change 2020 2019 % Change (dollars in thousands, except per share amounts) Income Statement Data Net premiums earned $ 184,926 $ 1 89,821 -2.6% $ 556,552 $ 5 66,658 -1.8% Investment income, net 7 ,403 7,390 0.2 21,952 2 1,728 1.0 2 Net investment gains (losses) 3 ,268 (369) NM (940) 19,294 NM Total revenues 1 96,512 1 98,010 -0.8 5 80,323 6 11,513 -5.1 Net income 11,837 5,186 128.2 38,247 3 2,998 15.9 1 Non-GAAP operating income 9 ,255 5 ,708 62.1 39,151 16,561 136.4 Per Share Data Net income – Class A (diluted) $ 0 .41 $ 0 .18 127.8% $ 1 .33 $ 1.17 13.7% Net income – Class B 0.37 0.16 131.3 1.21 1.06 14.2 Non-GAAP operating income – Class A (diluted) 0 .32 0 .20 60.0 1 .36 0.59 130.5 Non-GAAP operating income – Class B 0.29 0 .18 61.1 1.24 0 .53 134.0 Book value 16.96 1 5.46 9.7 16.96 15.46 9.7 1 The “Definitions of Non-GAAP Financial Measures” section of this presentation defines and reconciles data that the Company prepares on an accounting basis other than U.S. generally accepted accounting principles (“GAAP”). 2 Not meaningful. www.DonegalGroup.com 24

INSURANCE OPERATIONS Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 % Change 2020 2019 % Change (dollars in thousands) Net Premiums Earned Commercial lines $ 1 03,436 $ 9 8,324 5.2% $ 3 07,080 $ 2 84,593 7.9% Personal lines 81,490 9 1,497 -10.9 2 49,472 282,065 -11.6 Total net premiums earned $ 184,926 $ 1 89,821 -2.6% $ 556,552 $ 5 66,658 -1.8% Net Premiums Written Commercial lines: Automobile $ 31,172 $ 2 8,702 8.6% $ 104,083 $ 94,249 10.4% Workers' compensation 25,467 25,875 -1.6 8 6,329 88,291 -2.2 Commercial multi-peril 3 4,220 3 2,708 4.6 112,461 1 06,002 6.1 Other 7 ,714 7 ,203 7.1 25,007 23,090 8.3 Total commercial lines 98,573 9 4,488 4.3 3 27,880 311,632 5.2 Personal lines: Automobile 4 6,794 51,991 -10.0 143,610 1 64,214 -12.5 Homeowners 30,716 32,461 -5.4 8 5,975 90,174 -4.7 Other 4,697 4,930 -4.7 1 5,255 15,568 -2.0 Total personal lines 82,207 8 9,382 -8.0 2 44,840 269,956 -9.3 Total net premiums written $ 1 80,780 $ 183,870 -1.7% $ 5 72,720 $ 581,588 -1.5% www.DonegalGroup.com 25INSURANCE OPERATIONS Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 % Change 2020 2019 % Change (dollars in thousands) Net Premiums Earned Commercial lines $ 1 03,436 $ 9 8,324 5.2% $ 3 07,080 $ 2 84,593 7.9% Personal lines 81,490 9 1,497 -10.9 2 49,472 282,065 -11.6 Total net premiums earned $ 184,926 $ 1 89,821 -2.6% $ 556,552 $ 5 66,658 -1.8% Net Premiums Written Commercial lines: Automobile $ 31,172 $ 2 8,702 8.6% $ 104,083 $ 94,249 10.4% Workers' compensation 25,467 25,875 -1.6 8 6,329 88,291 -2.2 Commercial multi-peril 3 4,220 3 2,708 4.6 112,461 1 06,002 6.1 Other 7 ,714 7 ,203 7.1 25,007 23,090 8.3 Total commercial lines 98,573 9 4,488 4.3 3 27,880 311,632 5.2 Personal lines: Automobile 4 6,794 51,991 -10.0 143,610 1 64,214 -12.5 Homeowners 30,716 32,461 -5.4 8 5,975 90,174 -4.7 Other 4,697 4,930 -4.7 1 5,255 15,568 -2.0 Total personal lines 82,207 8 9,382 -8.0 2 44,840 269,956 -9.3 Total net premiums written $ 1 80,780 $ 183,870 -1.7% $ 5 72,720 $ 581,588 -1.5% www.DonegalGroup.com 25

UNDERWRITING PERFORMANCE

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2019	2020	2019
GAAP Combined Ratios (Total Lines)				
Loss ratio (non-weather)	56.3%	61.6%	54.1%	60.8%
Loss ratio (weather-related)	9.1	7.3	7.6	7.2
Expense ratio	31.9	30.5	33.2	31.5
Dividend ratio	1.0	1.2	1.0	1.2
Combined ratio	98.3%	100.6%	95.9%	100.7%
Statutory Combined Ratios				
Commercial lines:				
Automobile	109.9%	113.9%	110.5%	114.3%
Workers' compensation	86.8	85.4	85.9	82.0
Commercial multi-peril	109.2	98.7	98.1	94.4
Other	93.5	76.6	79.5	79.3
Total commercial lines	102.4	97.9	97.3	95.8
Personal lines:				
Automobile	89.0	103.3	88.6	103.9
Homeowners	97.7	109.4	99.3	106.0
Other	84.0	73.6	76.5	77.7
Total personal lines	91.9	103.9	91.6	103.3
Total lines	97.7%	100.8%	94.7%	99.5%

DONEGAL GROUP INC.
www.DonegalGroup.com
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INVESTMENT OPERATIONS September 30, 2020 December 31, 2019 Amount % Amount % (dollars in thousands) Fixed maturities, at carrying value: U.S. Treasury securities and obligations of U.S. government corporations and agencies $ 121,221 10.0% $ 102,281 9.2% Obligations of states and political subdivisions 3 50,983 29.1 261,431 23.5 Corporate securities 391,913 32.5 315,641 28.4 Mortgage-backed securities 2 66,905 22.1 361,693 32.6 Total fixed maturities 1 ,131,022 93.7 1,041,046 93.7 Equity securities, at fair value 5 4,945 4.6 55,477 5.0 Short-term investments, at cost 2 0,686 1.7 14,030 1.3 Total investments $ 1 ,206,653 100.0% $ 1,110,553 100.0% Average investment yield 2.5% 2.8% Average tax-equivalent investment yield 2.7% 2.9% Average fixed-maturity duration (years) 4 .0 4.2 www.DonegalGroup.com 27INVESTMENT OPERATIONS September 30, 2020 December 31, 2019 Amount % Amount % (dollars in thousands) Fixed maturities, at carrying value: U.S. Treasury securities and obligations of U.S. government corporations and agencies $ 121,221 10.0% $ 102,281 9.2% Obligations of states and political subdivisions 3 50,983 29.1 261,431 23.5 Corporate securities 391,913 32.5 315,641 28.4 Mortgage-backed securities 2 66,905 22.1 361,693 32.6 Total fixed maturities 1 ,131,022 93.7 1,041,046 93.7 Equity securities, at fair value 5 4,945 4.6 55,477 5.0 Short-term investments, at cost 2 0,686 1.7 14,030 1.3 Total investments $ 1 ,206,653 100.0% $ 1,110,553 100.0% Average investment yield 2.5% 2.8% Average tax-equivalent investment yield 2.7% 2.9% Average fixed-maturity duration (years) 4 .0 4.2 www.DonegalGroup.com 27

RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING INCOME Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 % Change 2020 2019 % Change (dollars in thousands, except per share amounts) Reconciliation of Net Income to Non-GAAP Operating Income Net income $ 11,837 $ 5 ,186 128.2% $ 38,247 $ 3 2,998 15.9% Investment (gains) losses (after tax) (2,582) 292 NM 743 (16,667) NM Other, net - 230 -100.0 161 230 -30.0 Non-GAAP operating income $ 9,255 $ 5 ,708 62.1% $ 39,151 $ 1 6,561 136.4% Per Share Reconciliation of Net Income to Non-GAAP Operating Income Net income – Class A (diluted) $ 0.41 $ 0 .18 127.8% $ 1.33 $ 1.17 13.7% Investment (gains) losses (after tax) (0.09) 0.01 NM 0 .02 (0.59) NM Other, net - 0.01 -100.0 0 .01 0.01 0.0 Non-GAAP operating income – Class A $ 0.32 $ 0 .20 60.0% $ 1.36 $ 0 .59 130.5% Net income – Class B $ 0 .37 $ 0.16 131.3% $ 1.21 $ 1 .06 14.2% Investment (gains) losses (after tax) (0.08) 0 .01 NM 0 .02 (0.54) NM Other, net - 0.01 -100.0 0.01 0.01 0.0 Non-GAAP operating income – Class B $ 0.29 $ 0 .18 61.1% $ 1 .24 $ 0 .53 134.0% www.DonegalGroup.com 28RECONCILIATION OF NET INCOME TO NON-GAAP OPERATING INCOME Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 % Change 2020 2019 % Change (dollars in thousands, except per share amounts) Reconciliation of Net Income to Non-GAAP Operating Income Net income $ 11,837 $ 5 ,186 128.2% $ 38,247 $ 3 2,998 15.9% Investment (gains) losses (after tax) (2,582) 292 NM 743 (16,667) NM Other, net - 230 -100.0 161 230 -30.0 Non-GAAP operating income $ 9,255 $ 5 ,708 62.1% $ 39,151 $ 1 6,561 136.4% Per Share Reconciliation of Net Income to Non-GAAP Operating Income Net income – Class A (diluted) $ 0.41 $ 0 .18 127.8% $ 1.33 $ 1.17 13.7% Investment (gains) losses (after tax) (0.09) 0.01 NM 0 .02 (0.59) NM Other, net - 0.01 -100.0 0 .01 0.01 0.0 Non-GAAP operating income – Class A $ 0.32 $ 0 .20 60.0% $ 1.36 $ 0 .59 130.5% Net income – Class B $ 0 .37 $ 0.16 131.3% $ 1.21 $ 1 .06 14.2% Investment (gains) losses (after tax) (0.08) 0 .01 NM 0 .02 (0.54) NM Other, net - 0.01 -100.0 0.01 0.01 0.0 Non-GAAP operating income – Class B $ 0.29 $ 0 .18 61.1% $ 1 .24 $ 0 .53 134.0% www.DonegalGroup.com 28